UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C.

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report:   March 31, 2004

Commission file number 0-16602

O’HARA RESOURCES, LTD

Nevada

88-0485907

(State of Incorporation)

(IRS Employer Identification No.)

3394 Lakeside Court, Reno, Nevada 89509

(Address of principal executive offices)

775-337-7630

(Telephone Number)

Item 5.  Other Events and Regulation FD Disclosure.

On March 28, 2004, the Board of Directors of O’Hara Resources Ltd. (the “Company”) received the written and signed resignation, dated March 18, 2004, of Mr. George A. Filippides from the positions of President and Chief Executive Officer of the Company and from the position of director on the Company's Board of Directors.

The Company has 23,828,709 shares common stock issued and outstanding.

Item 1 through Item 4 and Item 6 through Item 9- not applicable

SIGNATURE

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

O’Hara Resources, LTD

(Registrant)

Date 03/31/04

By:

_________________________

Robert B. Vrooman

President and Chief Executive Officer

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